Item 77 C -- Submission of Matters to a Vote of Security Holders


On April 29, 2002 and May 13, 2002, Special Meetings of shareholders of each Fund listed below were held to consider a number of proposals. On February 28, 2002, the record date of the meeting, each Fund voted on the following items, which are required to be reported under this Item 77C, were approved at the meeting:



On May 13, 2002 a Special Meeting of shareholders of each of the Funds listed below was held to consider a number of proposals.
On February 28, 2002, the record date of the meeting, the each Fund had the following:


Equity Fund
  Quantitative
Equity Fund
  Growth &
Income Fund
  Equity Index
Fund
Record Date
Shares
outstanding

20,424,559.259

29,953,407.866

13,949,463.646

11,097,957.415
Shares
present at
meeting

17,274,279.374

24,975,698.445

11,397,004.295

6,465,490.004
Percent of
Record Date
Shares
present
84.576%
83.382%
81.702%
58.258%











  Emerging
Markets Fund
  Personal
Equity Fund
  Blue Chip
Value Fund
  New Horizons
Fund
Record Date
Shares
outstanding

14,100,952.714

37,085,033.816

299,951.169

215,589.226
Shares
present at
meeting

10,882,325.623

32,960,583.547

277,624.396

214,583.821
Percent of
Record Date
Shares
present
77.174%
88.878%
92.557%
99.534%











  International
Equity Fund
Balanced Fund
Fixed Income
Fund
Intermediate
Fixed Income
Fund
Record Date
Shares
outstanding

1,213,790.244

36,525,635.837

52,772,974.321

13,028,445.639
Shares
present at
meeting

1,062,082.000

26,069,527.286

45,654,807.176

10,405,893.411
Percent of
Record Date
Shares
present
87.501%
71.373%
86.512%
79.871%











Short-Term
Fixed Income
Fund



Record Date
Shares
outstanding

4,508,644.561



Shares
present at
meeting

2,292,138.002



Percent of
Record Date
Shares
present
50.839%









1.	To consider and act upon an Agreement and Plan of
Reorganization for each Fund.


Number of Shares Voted

Equity Fund
Quantitative
Equity Fund
Growth &
Income Fund
Equity Index
Fund
Affirmative

14,731,782.561

22,007,811.507

9,629,319.843

4,509,306.018
Against

256,931.918

165,796.938

58,859.835

21,477.000
Abstain

70,117.895

34,150.000

188,665.617

54,177.986
Broker Non-
votes

2,215,447.000

2,767,940.000

1,520,159.000

1,880,529.000
Total

17,274,279.374

24,975,698.445

11,397,004.295

6,465,490.004











Number of Shares Voted
Emerging
Markets Fund
Personal Equity
Fund
Blue Chip Value
Fund
New Horizons
Fund
Affirmative

10,153,784.986

32,277,568.025

227,227.396

177,711.821
Against

18,099.914

41,433.000
0

82.000
Abstain

6,318.723

1,543.522

649.000
0
Broker Non-
votes

704,122.000

640,039.000

49,748.000

36,790.000
Total

10,882,325.623

32,960,583.547

277,624.396

214,583.821










Number of Shares Voted
International
Equity Fund
Balanced Fund
Fixed Income
Fund
Intermediate
Fixed Income
Fund
Affirmative

611,784.000

21,119,456.923

44,424,794.862

10,021,382.832
Against

4,331.000

171,368.133

123,606.056

50,732.000
Abstain

4,037.000

97,039.230

38,227.258

12,248.579
Broker Non-
votes

441,930.000

4,681,663.000

1,068,179.000

321,530.000
Total

1,062,082.000

26,069,527.286

45,654,807.176

10,405,893.411










Number of Shares Voted

Short-Term
Fixed Income
Fund



Affirmative

1,952,557.915



Against

63,535.910



Abstain

18,800.177



Broker Non-
votes

257,244.000



Total

2,292,138.002









2.	To consider and act upon the Investment Advisory Agreement
between The Wachovia Funds, on behalf of each Fund, and Evergreen
Investment Management Company, LLC, ("EIMC").

Number of Shares Voted
  Equity Fund
  Quantitative
Equity Fund
  Growth &
Income Fund
  Equity Index Fund
Affirmative

16,948,076.561

24,782,542.507

11,168,131.293

6,384,135.018
Against

256,793.918

166,325.938

42,021.823

28,406.000
Abstain

69,408.895

26,830.000

186,851.179

52,948.986
Total

17,274,279.374

24,975,698.445

11,397,004.295

6,465,490.004









Number of Shares Voted

  Emerging
Markets Fund
  Personal
Equity Fund
  Blue Chip
Value Fund
  New Horizons Fund
Affirmative

10,857,514.619

32,917,607.025

276,975.396

214,501.821
Against

18,492.281

41,433.000
0

82.000
Abstain

6,318.723

1,543.522

649.000
0
Total

10,882,325.623

32,960,583.547

277,624.396

214,583.821









Number of Shares Voted
  International
Equity Fund
Balanced Fund
Fixed Income
Fund
Intermediate Fixed
Income Fund
Affirmative

1,053,714.000

25,800,892.923

45,495,802.862

10,344,360.832
Against

4,331.000

172,095.133

127,330.056

49,284.000
Abstain

4,037.000

96,539.230

28,686.258

12,248.579
Broker
Non-votes
0
0

2,988.000
0
Total

1,062,082.000

26,069,527.286

45,654,807.176

10,405,893.411









Number of Shares Voted
Short-Term Fixed
Income Fund



Affirmative

2,209,776.915



Against

63,560.910



Abstain

18,800.177



Total

2,292,138.002









3.	To consider and act upon the Investment Sub-Advisory Agreement for each of the following Funds between EIMC and Tattersall
Advisory Group, Inc.

   Number of Shares Voted
Balanced Fund
Fixed Income
Fund
Intermediate
Fixed Income
Fund
Short-Term Fixed
Income Fund
Affirmative

25,776,874.923

45,477,171.949

10,343,193.997

2,209,686.915
Against

162,203.972

120,708.329

50,143.000

63,650.910
Abstain

130,448.391

53,938.898

12,556.414

18,800.177
Broker Non-
votes
0

2,988.000
0
0
Total

26,069,527.286

45,654,807.176

10,405,893.411

2,292,138.002

4.	To consider and vote upon such other matters as may properly come before said meeting and any adjournments thereof.

Number of Shares Voted
  Equity Fund
  Quantitative
Equity Fund
  Growth &
Income Fund
  Equity Index Fund
Affirmative

16,945,536.135

24,754,276.507

11,140,651.866

6,137,156.018
Against

234,204.444

136,365.000

36,897.966

265,148.000
Abstain

94,538.795

85,056.938

219,454.463

63,185.986
Total

17,274,279.374

24,975,698.445

11,397,004.295

6,465,490.004









Number of Shares Voted

Emerging
Markets Fund
  Personal Equity
Fund
  Blue Chip
Value Fund
  New Horizons
Fund
Affirmative

10,855,074.471

32,897,024.025

276,975.396

214,501.821
Against

16,317.606

41,433.000
0

82.000
Abstain

10,933.546

22,126.522

649.000
0
Total

10,882,325.623

32,960,583.547

277,624.396

214,583.821










Number of Shares Voted
  International
Equity Fund
Balanced Fund
Fixed Income
Fund
Intermediate Fixed
Income Fund
Affirmative

1,053,200.000

8,404,500.690

3,203,239.822

639,532.436
Against

4,331.000

17,559,968.205

42,401,856.369

9,751,751.396
Abstain

4,551.000

105,058.391

49,710.985

14,609.579
Total

1,062,082.000

26,069,527.286

45,654,807.176

10,405,893.411










Number of Shares Voted
Short-Term
Fixed Income
Fund



Affirmative

633,305.915



Against

1,640,031.910



Abstain

18,800.177



Total

2,292,138.002










The Definitive Proxy Statement for the Special (Annual) Meeting held on April 29, 2002 and May 13, 2002 was filed with the Securities and Exchange Commission on March 13, 2002, and is incorporated by reference. (File No. 001-10000)